                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported) September 28, 2004

                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                                   Registrant's telephone number, including area code (630) 678-8000

                                    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               INFORMATION TO BE INCLUDED IN THE REPORT

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 2.02  Results of Operations and Financial Condition.

         As announced in a press release dated September 30, 2004, U.S. Can Corporation (the "Company") intends to restate its financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

         As announced in a press release dated September 30, 2004, the Company intends to restate its financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods.  The full text of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

         The Company expects to file revised financial statements by November 5, 2004, although no assurance can be given that they will be filed at that time.

         On September 28, 2004, the Audit Committee of the Board of Directors of the Company determined that the restatement of certain prior period financial statements of the Company was appropriate, based on the current results of an ongoing inquiry being conducted to address accounting and financial reporting issues relating to the operations of its manufacturing facility in Laon,
France, and management's recommendation that restatement was appropriate based on its own work and its determination that net income was overstated in certain prior periods ranging from approximately $5 million to $8 million in each of 2002, 2003 and the first six months of 2004.  As a result, the  Company's published financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods and all earnings releases and other communications relating to such time periods, should not be relied upon until the issuance by the Company of restated and  audited financial statements for 2002 and 2003 and restated financial statements for subsequent interim periods.  The Company has discussed the matters disclosed in this filing with its independent accountants.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.         ______________________________________Description of Exhibit______________________________________
-----------         --------------------------------------------------------------------------------------------------
99.1                Press Release dated September 30, 2004 regarding filing of quarterly report for the quarter ended July 4,
                    2004 and previously reported financial statements.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                                U.S. CAN CORPORATION

                                                     By       _/s/ Sandra K. Vollman
                                                              ----------------------
                                                     Name:    Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer
Date  September 30, 2004

                                                             EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------

99.1                    Press Release dated  September 30, 2004 regarding filing of quarterly report for the quarter ended
                        July 4, 2004.